SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant                     |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
   |X|    Preliminary proxy statement       |_|  Confidential, for use of the
   |_|    Definitive proxy statement             Commission only (as permitted
   |_|    Definitive additional materials        by Rule 14a-6(e)(2))
   |_|    Soliciting material under Rule 14a-12

                                   ePlus inc.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
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Payment of filing fee (Check the appropriate box):

     |X|  No fee required.
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          0.11.
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          (2)  Aggregate number of securities to which transaction applies:
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          (3)  Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     |_|  Fee paid previously with preliminary materials.
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     |_|  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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

                               400 Herndon Parkway
                             Herndon, Virginia 20170



August 5, 2003


Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of ePlus inc. on September 18, 2003. The annual meeting will begin at _____ local time at
________________.

The formal notice of the meeting follows on the next page. In addition, information regarding each of the matters you will be asked to vote on at the annual meeting is contained in the attached proxy statement. We urge you to read the proxy statement carefully. We first began mailing these proxy materials on or about August 5, 2003 to all stockholders of record at the close of business on July 21, 2003. This mailing includes the proxy statement, proxy card, a return envelope, and the ePlus 2003 annual report.

It is important that you vote at the annual meeting. Whether or not you plan to attend in person, we urge you to complete, date, and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope. If you are a stockholder of record and do attend the meeting and wish to vote your shares in person, even after returning your proxy, you may still do so.

We look forward to seeing you in _________, __________ on September 18, 2003.

                                              Very truly yours,



                                              Phillip G. Norton, President

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          to be held September 18, 2003
                    ----------------------------------------


To the Stockholders of ePlus inc.:

The annual meeting of stockholders of ePlus inc., a Delaware corporation, will be held on September 18, 2003, at ____________________________, at ________
local time for the purposes stated below:

          1. To elect two Class I Directors, each to serve a term of three years and until their successors have been duly elected and qualified.

          2. To ratify the appointment of Deloitte & Touche LLP as our independent auditors for our fiscal year ending March 31, 2004.

          3. To approve and adopt an amendment to the ePlus inc. Certificate of Incorporation to decrease the number of shares of our authorized stock from 52 million shares (consisting of 50 million shares of common stock, par value $0.01 per share, and 2 million preferred shares, par value $0.01 per share) to 27 million shares (consisting of 25 million shares of common stock, par value $0.01 per share, and 2 million preferred shares, par value $0.01 per share).

          4. To approve an amendment to the ePlus inc. Amended and Restated 1998 Long-Term Incentive Plan, which sets the number of shares of common stock available for awards under the plan at 3,000,000.

          5. To transact such other business as may properly come before the annual meeting.

Under the provisions of our Bylaws, and in accordance with Delaware law, the Board of Directors has fixed the close of business on July 21, 2003 as the record date for stockholders entitled to notice of and to vote at the annual meeting.

Whether or not you expect to be present at the meeting, please date and sign the enclosed proxy card and mail it promptly in the enclosed envelope to NATIONAL CITY BANK, Corporate Trust Operations, Post Office Box 92301, Cleveland, Ohio 44193-0900.

                                         ePlus inc.


                                         /s/ Erica S. Stoecker
                                         ------------------------------------
August 5, 2003                           Erica S. Stoecker
                                         Corporate Secretary

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Information about ePlus inc................................................1

Information about the Annual Meeting.......................................1

Information about this Proxy Statement.....................................2

Information about Voting...................................................2

Quorum Requirements........................................................3

Voting Requirements........................................................3

Dissenters' Rights of Appraisal............................................4

Voting Securities, Principal Holders thereof, and Management...............5

Directors and Executive Officers...........................................6

Compensation of Directors and Executive Officers......................... .14

Performance Graph..........................................................18

Certain Transactions.......................................................19

Proposal 1:  Election of Class I Directors.................................21

Proposal 2:  Ratification of Appointment of Deloitte & Touche LLP as
             Independent Auditors..........................................21

Proposal 3:  Amendment to the ePlus inc. Certificate of Incorporation......22

Proposal 4:  Amendment to the ePlus inc. Amended and Restated Long-Term
             Incentive Plan................................................23

Other Proposed Action......................................................31

Stockholder Proposals and Submissions......................................31

Appendix A:  Proposed Amendment to the Certificate of Incorporation........A-1

Appendix B:  The ePlus inc. Amended and Restated 1998 Long-Term
             Incentive Plan................................................B-1

                          INFORMATION ABOUT EPLUS INC.

ePlus inc. has been in the business of selling, leasing, financing, and managing information technology and other assets for over 12 years. We have developed our Enterprise Cost Management model through development and acquisition of software, products, and business process services over the past five years. The address of our principal executive office is 400 Herndon Parkway, Herndon, Virginia 20170 and our telephone number at that address is (703) 834-5710. Our website is located at www.eplus.com. The information on our website is not incorporated into this proxy statement.


                      INFORMATION ABOUT THE ANNUAL MEETING

Our annual  meeting will be held on  September  18, 2003 at ______ local time at
____________________________.

The annual meeting has been called to consider and take action on the following proposals:

     1. To elect two Class I Directors, each to serve a term of three years and until their successors have been duly elected and qualified.

     2. To ratify the appointment of Deloitte & Touche LLP as our independent auditors for our fiscal year ending March 31, 2004.

     3. To approve and adopt an amendment to the ePlus inc. Certificate of Incorporation to decrease the number of shares of our authorized stock from 52 million shares (consisting of 50 million shares of common stock, par value $0.01 per share, and 2 million preferred shares, par value $0.01 per share) to 27 million shares (consisting of 25 million shares of common stock, par value $0.01 per share, and 2 million preferred shares, par value $0.01 per share).

     4. To approve an amendment to the ePlus inc. Amended and Restated 1998 Long-Term Incentive Plan, which sets the number of shares of common stock available for awards under the plan at 3,000,000.

     5. To transact such other business as may properly come before the annual meeting.

Our Board of Directors, or in the case of proposal 2, the Audit Committee of our Board of Directors, has unanimously approved each of the proposals and recommends that you vote in favor of each of the proposals. All holders of record of our common stock at the close of business on July 21, 2003, the record date, will be entitled to vote at the annual meeting.

                     INFORMATION ABOUT THIS PROXY STATEMENT

We have sent you this proxy statement because ePlus' Board of Directors is soliciting your proxy to vote at the annual meeting. ePlus is bearing the cost of this proxy solicitation. If you own ePlus common stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials. To assist us in saving money and to provide you with better stockholder services, we encourage you to have all of your accounts registered in the same name and address. You may do this by contacting our transfer agent, National City Bank, Victor LaTessa, at (216) 222-3579. This proxy statement contains information that we are required to provide to you under the rules of the Securities and Exchange Commission and is designed to assist you in voting your shares. On or about August 5, 2003, we began mailing these proxy materials to all stockholders of record at the close of business on July 21, 2003.


                            INFORMATION ABOUT VOTING

Stockholders can vote in person at the annual meeting or by proxy. To vote by proxy, please mail the enclosed proxy card in the enclosed envelope. Please sign and date your proxy card before mailing.

Each share of ePlus common stock is entitled to one vote on all matters presented at the annual meeting. If your shares are held in the name of a bank, broker, or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. If your shares are not registered in your own name and you plan to attend the annual meeting and vote your shares in person, you should contact your broker or agent in whose name your shares are registered to obtain a broker's proxy card and bring it to the annual meeting in order to vote. If you vote by proxy, the individuals named on the card (your proxy holders) will vote your shares in the manner you indicate. You may specify whether your shares should be voted for none, one or both of the nominees for director and for or against each of the other proposals. If you sign and return the card without indicating your instructions, your shares will be voted for:

     o    the election of both the Class I nominees for director;

     o the ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending March 31, 2004;

     o the approval of the proposal to amend the ePlus Certificate of Incorporation to decrease the number of shares of our authorized stock from 52 million shares (consisting of 50 million shares of common stock, par value $0.01 per share, and 2 million preferred shares, par value $0.01 per share) to 27 million shares (consisting of 25 million shares of common stock, par value $0.01 per share and 2 million preferred shares, par value $0.01 per share); and

     o the approval of an amendment to the ePlus inc. Amended and Restated 1998 Long-Term Incentive Plan, which sets the number of shares of common stock available for awards under the plan at 3,000,000.

You may revoke or change your proxy at any time before it is voted by sending a written notice of your revocation to ePlus' Corporate Secretary, Erica S. Stoecker at ePlus' principal executive office.


                               QUORUM REQUIREMENTS

As of July 21, 2003, the record date for this solicitation of proxies, there were _________ shares of common stock outstanding, each of which is entitled to one vote. The holders of record of a majority of the shares of common stock entitled to vote at the meeting, present in person, or by proxy, will constitute a quorum for the transaction of business at the annual meeting or any adjournment thereof. If a quorum is not present, the annual meeting may be adjourned until a quorum is obtained.


                               VOTING REQUIREMENTS

Proposal 1:  Election of Class I Directors

To be elected as a Class I Director, a nominee must be one of the two persons receiving the greatest number of affirmative votes cast at the meeting for Class I Directors.

Proposal 2: Ratification of Appointment of Deloitte & Touche LLP as Independent Auditors

To be approved, Proposal 2 requires the affirmative vote of the holders of at least a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

Proposal 3:  Amendment to the ePlus inc. Certificate of Incorporation

To be approved, Proposal 3 requires the affirmative vote of the holders of a majority of the shares of common stock outstanding and entitled to vote on the proposal.

Proposal 4: Amendment to the ePlus inc Amended and Restated Long-Term Incentive Plan

To be approved, Proposal 4 requires the affirmative vote of the holders of at least a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

Effect of Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be counted only for the purpose of determining the existence of a quorum, but will not be counted as an affirmative vote for the purposes of determining whether a proposal has been approved. Therefore, an abstention or a broker non-vote will not have any effect on the votes for proposal 1 but will have the effect as a vote against proposals 2, 3, and 4.

All proxies received will be voted in accordance with the choices specified on such proxies. Proxies will be voted in favor of a proposal if no contrary specification is made. All valid proxies obtained will be voted at the discretion of the Board of Directors with respect to any other business that may come before the annual meeting.

We may solicit proxies by use of the mails, in person, by telephone, e-mail, or other electronic communications. We will bear the cost of soliciting proxies in the accompanying form. We may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.


                         DISSENTERS' RIGHTS OF APPRAISAL

The Board of Directors does not propose any action for which the laws of the state of Delaware, or the Certificate of Incorporation, Bylaws, or corporate resolutions of ePlus provide a right of a stockholder to dissent and obtain payment for shares.

          VOTING SECURITIES, PRINCIPAL HOLDERS THEREOF, AND MANAGEMENT

Except as set forth below, the following table sets forth certain information as of July 15, 2003, with respect to: (1) each executive officer, director, and director nominee; (2) all executive officers and directors of ePlus as a group; and (3) all persons known by ePlus to be the beneficial owners of more than five percent of our common stock.

                                                                            Number of
                                                                              Shares           Percentage
                                                                           Beneficially         of Shares
                      Name of Beneficial Owner(1)                            Owned (2)         Outstanding
                      ---------------------------                            ---------         -----------
Phillip G. Norton (3)..................................................      2,345,000            24.0%
Bruce M. and Elizabeth D. Bowen (4)....................................        825,000             8.6
Steven J. Mencarini (5)................................................         95,600             1.0
Kleyton L. Parkhurst (6)...............................................        229,000             2.4
C. Thomas Faulders, III (7)............................................         43,507             *
Terrence O'Donnell (8).................................................         60,000             *
Lawrence S. Herman.....................................................          7,500             *
All directors and named executive officers as a group (8 Individuals)..      3,605,607            34.9
Eric D. Hovde (9)......................................................        711,492             7.5
Putnam Investments LLC (10)............................................      1,235,191            13.1
----------
*   less than 1%

(1) The business address of Messrs. Norton, Bowen, Mencarini, Parkhurst, Faulders, O'Donnell, Herman, and Hewitt is 400 Herndon Parkway, Herndon, Virginia, 20170. The business address of Mr. Hovde is 1826 Jefferson Place, NW, Washington, DC 20036. The business address of Putnam Investments LLC is One Post Office Square, Boston, Massachusetts 02109.

(2) Unless otherwise indicated and subject to community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by such stockholder. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from July 15, 2003, upon exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not by any other person) and that are exercisable within 60 days from July 15, 2003, have been exercised. The ownership amounts reported for persons who we know own more than 5% of our common stock are based on the Schedules 13D and 13G filed with the SEC by such persons, unless we have reason to believe that the information contained in those filings is not complete or accurate.

(3) Includes 2,040,000 shares held by J.A.P. Investment Group, L.P., a Virginia limited partnership, of which J.A.P., Inc., a Virginia corporation, is the sole general partner. The limited partners are: Patricia A. Norton, the spouse of Mr. Norton, trustee for the benefit of Phillip G. Norton, Jr., u/a dated as of July 20, 1983; Patricia A. Norton, the spouse of Mr. Norton, trustee for the benefit of Andrew L. Norton, u/a dated as of July 20, 1983; Patricia A. Norton, trustee for the benefit of Jeremiah O. Norton, u/a dated as of July 20, 1983; and Patricia A. Norton. Patricia A. Norton is the sole stockholder of J.A.P., Inc. Also includes 305,000 shares of common stock issuable to Mr. Norton under options.

(4) Includes 520,000 shares held by Mr. and Mrs. Bowen, as tenants by the entirety, and 160,000 shares held by Bowen Holdings LLC, a Virginia limited liability company, composed of Mr. Bowen and three minor children of whom Mr. Bowen is legal guardian and for which shares Mr. Bowen serves as manager. Also includes 145,000 shares of common stock issuable to Mr. Bowen under options.

(5) Includes 95,600 shares of common stock issuable to Mr. Mencarini under options.

(6) Includes 216,000 shares of common stock issuable to Mr. Parkhurst under options.

(7) Includes 43,507 shares of common stock issuable to Mr. Faulders under options.

(8) Includes 60,000 shares of common stock issuable to Mr. O'Donnell under options.

(9) Of the 711,492 shares beneficially owned by Eric D. Hovde, 386,800 of the shares, beneficially owned are as managing member of Hovde Capital, L.L.C., the General Partner to Financial Institution Partners II, L.P., the direct owner; 30,000 of the shares beneficially owned are as managing member of Hovde Acquisition II, L.L.C., 19,000 of the shares beneficially owned are as trustee for Hovde Financial, Inc. Profit Sharing Plan and Trust; 17,000 of the shares beneficially owned are as trustee for The Eric D. Hovde and Steven D. Hovde Foundation; 32,824 of the shares beneficially owned are held directly; and 225,868 of the shares beneficially owned are as
     President, CEO and Managing Member of Hovde Capital Advisors LLC, the Investment Manager to Financial Institution Partners III, L.P., Financial Institution Partners, L.P., Financial Institution Partners, Ltd., and Financial Institution Partners IV, L.P., the direct owners. This information was obtained from Form 13D/A filed by Hovde Capital Advisors LLC, Financial Institution Partners III, L.P., Financial Institution Partners, L.P., Financial Institution Partners, Ltd., Eric D. Hovde, Steven
     D. Hovde, Financial Institution Partners II, L.P., Hovde Capital, L.L.C., Hovde Acquisition II, L.L.C., The Eric D. Hovde and Steven D. Hovde Foundation, Hovde Financial, Inc. Profit Sharing Plan and Trust, and Financial Institution Partners IV, L.P., effective June 30, 2003.

(10) Includes shares held by the series of funds of Putnam to which Putnam Investments LLC is investment adviser.


                        DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the name, age, and position with ePlus inc. of each person who is an executive officer or director.

                Name                   Age                               Position                               Class
-----------------------------------    ---     -------------------------------------------------------------    -----
Phillip G. Norton......................59      Chairman.of.the.Board,.President, and Chief Executive Officer      III
Bruce M. Bowen.........................51      Director.and.Executive.Vice President                              III
Steven J. Mencarini....................48      Senior.Vice.President.and Chief Financial Officer
Kleyton L. Parkhurst...................40      Senior.Vice.President,.Secretary, and Treasurer
Terrence O'Donnell.....................59      Director                                                           II
C. Thomas Faulders, III................53      Director                                                           I
Lawrence S. Herman.....................59      Director                                                           I

The name and business experience during the past five years of each director and executive officer of ePlus are described below.

Phillip G. Norton joined us in March 1993 and has served since then as our Chairman of the Board and Chief Executive Officer. Since September 1996, Mr. Norton has also served as our President. Mr. Norton is a 1966 graduate of the U.S. Naval Academy.

Bruce M. Bowen founded our company in 1990 and served as our President until September 1996. Since September 1996, Mr. Bowen has served as our Executive Vice President, and from September 1996 to June 1997 also served as our Chief Financial Officer. Mr. Bowen has served on our Board of Directors since our founding. He is a 1973 graduate of the University of Maryland and in 1978 received a Masters of Business Administration from the University of Maryland.

Steven J. Mencarini joined us in June of 1997 as Senior Vice President and Chief Financial Officer. Prior to joining us, Mr. Mencarini was Controller of the Technology Management Group of Computer Sciences Corporation, one of the nation's three largest information technology outsourcing organizations. Mr. Mencarini joined Computer Sciences Corporation in 1991 as Director of Finance and was promoted to Controller in 1996. Mr. Mencarini is a 1976 graduate of the University of Maryland and received a Masters of Taxation from American University in 1985.

Kleyton L. Parkhurst joined us in May 1991 as Director of Finance and, since September 1996, has also served as our Secretary and Treasurer. In July 1998, Mr. Parkhurst was made Senior Vice President for Corporate Development. Mr. Parkhurst is currently responsible for all of our mergers and acquisitions, investor relations, marketing, and the ePlus Group's finance department. Mr. Parkhurst is a 1985 graduate of Middlebury College.

Terrence O'Donnell joined our Board of Directors in November 1996 upon the completion of our initial public offering. Mr. O'Donnell is a partner with the law firm of Williams & Connolly LLP in Washington, D.C. and Executive Vice President and General Counsel of Textron, Inc. Mr. O'Donnell has practiced law since 1977, with the exception of the period from 1989 through 1992 when he served as General Counsel to the U.S. Department of Defense. Mr. O'Donnell presently also serves as a director of IGI, Inc., a Nasdaq National Market company. Mr. O'Donnell is a 1966 graduate of the U.S. Air Force Academy and in 1971 received a Juris Doctor from Georgetown University Law Center.

C. Thomas Faulders, III joined our Board of Directors in July 1998. Mr. Faulders is the Chairman, President, and Chief Executive Officer of LCC International, Inc. From July 1998 to December 1999, Mr. Faulders served as Chairman of the Board of Telesciences, Inc., an information services company. From 1995 to 1998, Mr. Faulders was Executive Vice President, Treasurer, and Chief Financial Officer of BDM International, Inc., a prominent systems integration company. Mr. Faulders is a member of the Board of Directors of United Defense, Inc., Universal Technology and Systems, Inc., and Sentori, Inc. He is a 1971 graduate of the University of Virginia and in 1981 received a Masters of Business Administration from the Wharton School of the University of Pennsylvania. Mr. Faulders has been nominated by the Board of Directors for re-election as a Class I Director at the 2003 annual meeting of stockholders.

Lawrence S. Herman, joined our Board of Directors in March 2001. Mr. Herman is one of BearingPoint's most senior Managing Directors and is responsible for managing national alliances with e-government and enterprise software companies in the company's state and local government practice. During his career, Mr. Herman has specialized in developing, evaluating, and implementing financial and management systems and strategies for state and local governments around the nation. Mr. Herman has been with BearingPoint for over thirty-five years. He has directed a statewide performance audit of North Carolina, resulting in a strategic fiscal plan. He further directed similar statewide fiscal strategies for the Commonwealth of Kentucky, the State of Louisiana, the State of Oklahoma, and the District of Columbia. Mr. Herman received his B.S. degree in Mathematics and Economics from Tufts University in 1965 and his Masters of Business
Administration in 1967 from Harvard Business School. Mr. Herman has been nominated by the Board of Directors for re-election as a Class I Director at the 2003 annual meeting of stockholders.

Each executive officer of ePlus is chosen by the Board of Directors and holds his or her office until his or her successor shall have been duly chosen and qualified or until his or her death or until he or she shall resign or be removed as provided by the Bylaws.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires ePlus' officers, directors, and persons who own more than ten percent of a registered class of ePlus' equity securities, to file reports of ownership and changes in ownership of equity securities of ePlus with the SEC. Officers, directors, and greater-than-ten-percent stockholders are required by SEC regulation to furnish ePlus with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3, Forms 4, and Forms 5 furnished to ePlus pursuant to Rule 16a-3 under the Exchange Act, ePlus believes that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors, and security holders required to file such forms.

The Board of Directors

ePlus' Bylaws, as amended on July 15, 2003, provide that the number of directors of ePlus shall be five, until this number is amended by a resolution duly adopted by the Board of Directors or the stockholders (subject to certain provisions of the Bylaws relating to the entitlement of holders of preferred stock to elect directors). Our Board of Directors is divided into three classes:
Class I, comprised of two directors; Class II, comprised of one director; and Class III, comprised of two directors. Our director, Thomas L. Hewitt, who was a Class II director resigned from the Board of Directors effective June 16, 2003, such resignation was not as a result of any disagreement with management. Subject to the provisions of the Bylaws, at each annual meeting of stockholders, the successors to the class of directors whose term is then expiring shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders. Messrs. Faulders and Herman, our Class I directors are standing for re-election at the 2003 annual meeting. Each director holds office until his or her successor has been duly elected and qualified or until he or she has resigned or been removed in the manner provided in the Bylaws. The members of the three classes of directors are as follows:

     o    Class I

              C. Thomas Faulders, III
              Lawrence S. Herman

     o    Class II

              Terrence O'Donnell

     o    Class III

              Phillip G. Norton
              Bruce M. Bowen

The Class II Director will stand for re-election at the annual meeting of stockholders in 2004. The Class III Directors will stand for re-election at the annual meeting of stockholders in 2005. The classification of the Board of Directors, with staggered terms of office, was implemented for the purpose of maintaining continuity of management and of the Board of Directors.

There are no material proceedings to which any director, executive officer, or affiliate of ePlus, any owner of record or beneficially of more than five percent of any class of voting securities of ePlus, or any associate of any such director, executive officer, affiliate of ePlus, or security holder is a party adverse to ePlus or any of its subsidiaries or has a material interest adverse to ePlus or any of its subsidiaries.

Director Compensation

Directors who are also employees of ePlus do not currently receive any compensation for service as members of the Board of Directors. Each outside director receives an annual grant of 10,000 stock options and $500 for each committee meeting. All directors will be reimbursed for their out-of-pocket expenses incurred to attend board or committee meetings.

Meetings and Committees of the Board of Directors

The Board of Directors met four times during the fiscal year ended March 31, 2003. In addition to meetings of the full Board, directors also attended meetings of Board Committees. No incumbent director attended fewer than 75% of the total number of meetings held by the Board of Directors and the meetings of any committee on which the director served. The Board of Directors has the following committees: the Audit Committee, the Compensation Committee, the Stock Incentive Committee, and the Nominating and Corporate Governance Committee.

Audit Committee

General. The Audit Committee of the Board of Directors is responsible for selecting ePlus' independent public accountants, monitoring and reviewing the quality and activities of ePlus' internal and external audit functions, monitoring the adequacy of ePlus' operating and internal controls as reported by management and the external or internal auditors, and reviewing ePlus' periodic reports that are filed with the Securities and Exchange Commission. The members of the Audit Committee are Terrence O'Donnell (Chairman), C. Thomas Faulders, III, and Lawrence S. Herman. During the fiscal year ended March 31, 2003, five meetings of the Audit Committee were held.

Audit Committee Report. The Audit Committee is composed of three directors who are independent as defined under the rules of the National Association of Securities Dealers. The committee operates under a written charter approved by the Board of Directors, which was included as Appendix A to ePlus' proxy statement for the 2001 annual meeting of stockholders.

The committee reviews ePlus' financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the committee has reviewed and discussed the audited financial statements contained in our Annual Report on Form 10-K for the year ended March 31, 2003 with ePlus' management. Management is responsible for our financial statements and the financial reporting process, including internal controls. The independent accountants are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America.

The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The committee has discussed with the independent accountant the accountants' independence from ePlus and its management including the matters in the written disclosures provided to the committee as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The committee has also considered whether the provision of non-audit services by the independent accountants to ePlus is compatible with maintaining auditors' independence.

Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2003, for filing with the Securities and Exchange Commission.


                                          By The Audit Committee

                                          Terrence O'Donnell (Chairman)
                                          C. Thomas Faulders, III
                                          Lawrence S. Herman

Compensation Committee

General. The Compensation Committee of the Board of Directors is responsible for reviewing the salaries, benefits, and other compensation, including stock-based compensation, of Mr. Norton and Mr. Bowen, and making recommendations to the Board of Directors based on its review. The members of the Compensation Committee during the fiscal year ended March 31, 2003 were C. Thomas Faulders, III (Chairman), Terrence O'Donnell, and Thomas L. Hewitt, all of whom were independent directors. Mr. Norton and Mr. Bowen, as directors, do not vote on any matters affecting their personal compensation. Following the resignation of Mr. Hewitt from the ePlus Board of Directors, Lawrence S. Herman became a member of the Compensation Committee, replacing Mr. Hewitt. Mr. Herman is also an independent director. Mr. Bowen and Mr. Norton are responsible for reviewing and establishing salaries, benefits, and other compensation, excluding stock-based compensation, for all other employees.

Compensation arrangements during our 2003 fiscal year were determined in accordance with the executive compensation policy set forth below. The Compensation Committee considers compensation paid to our executive officers to be deductible for purposes of Section 162(m) of the Internal Revenue Code.

Compensation Committee Report. The Compensation Committee of the Board of Directors has prepared the following report on our policies with respect to the compensation of executive officers for the fiscal year ended March 31, 2003. The compensation programs of ePlus are designed to align compensation with business objectives and performance, and to enable ePlus to attract, retain, and reward executives who contribute to the long-term success of ePlus.

The Compensation Committee believes that executive pay should be linked to performance. Therefore, ePlus provides an executive compensation program which includes three principal elements: (1) base pay, (2) potential cash bonus, and
(3) long-term incentive opportunities through the use of stock options.

Criteria for Determination of Executive Compensation. In determining each of the principal elements of each executive's compensation, as well as the overall compensation package thereof, the following criteria are considered by the persons responsible for recommending or approving such compensation: (1) the compensation awarded to executives with comparable titles and responsibilities to those of such executive by companies in our industry (or, to the extent information is not available, in comparable industries) whose revenues and earnings are comparable to those of ePlus, as reported by reliable independent sources; (2) the results of operations of ePlus during the past year, on an absolute basis and compared with ePlus's targeted results for such year as well as with the results of the comparable companies, as reported by reliable independent sources; (3) the performance of such executive during the past year, on an absolute basis and as compared with the performance targets set by ePlus for such executive for such year and the performance of the other executives of ePlus during such year; and (4) any other factor which the Compensation Committee determines to be relevant. The weight to be given to each of the foregoing criteria is determined by the Compensation Committee in the exercise of its reasonable judgment in accordance with the purposes of this executive compensation policy and may vary from time to time or from executive to executive.

The role of the Compensation Committee is limited to the review of the compensation, excluding stock-based compensation for Mr. Norton and Mr. Bowen, who are principal stockholders of ePlus. Section 162(m) of the Internal Revenue Code imposes a limit, with certain exceptions, on the amount that a publicly-held corporation may deduct in any year for the compensation paid with respect to its five most highly compensated executive officers. While the Compensation Committee cannot predict with certainty how ePlus' compensation tax deduction might be affected, the Compensation Committee tries to preserve the tax deductibility of all executive compensation while maintaining flexibility with respect to ePlus' compensation programs as described in this report.

Chief Executive Officer Compensation. The executive compensation policy described above is applied in setting Mr. Norton's compensation. Mr. Norton generally participates in the same executive compensation plans and arrangements available to the other executives. Accordingly, his compensation also consists of an annual base salary, a potential annual cash bonus, and, potentially, long-term equity-linked compensation in the form of stock options. The Compensation Committee's general approach in establishing Mr. Norton's compensation is to be competitive with peer companies, but to have a large percentage of his target based upon objective performance criteria and targets established in our strategic plan.

Mr. Norton's compensation for the year ended March 31, 2003 included $250,000 in base salary. Mr. Norton received a bonus of $150,000 for the fiscal year ended March 31, 2003. Mr. Norton's salary was based on, among other factors, ePlus's performance and the 2002 compensation of chief executive officers of comparable companies, although his compensation was not linked to any particular group of these companies.

During the fiscal year ended March 31, 2003, one meeting of the Compensation Committee was held.

                                          BY THE COMPENSATION COMMITTEE

                                          C. Thomas Faulders, III (Chairman)
                                          Terrence O'Donnell

Stock Incentive Committee

The Stock Incentive Committee of the Board of Directors is authorized to award stock, and various stock options and rights and other stock-based compensation grants under the ePlus inc. Amended and Restated 1998 Long-Term Incentive Plan. The members of the Stock Incentive Committee during the fiscal year ended March 31, 2003 were Mr. Bowen, Mr. Hewitt, and Mr. Norton. Except for formula plan grants to the outside directors and grants that are approved by a majority of the disinterested members of the Board of Directors, no member of the Stock Incentive Committee or the Compensation Committee is eligible to receive grants under the ePlus inc. Amended and Restated 1998 Long-Term Incentive Plan. During the fiscal year ended March 31, 2003, one meeting of the Stock Incentive Committee was held.

Nominating and Corporate Governance Committee

On July 15, 2003, the Board of Directors formed a Nominating and Corporate Governance Committee to assist the Board of Directors in fulfilling its oversight responsibilities under the NASDAQ Stock Market listing standards and Delaware law. This committee is authorized and designated for the purposes of
(1) identifying individuals qualified to serve on the Board of Directors and to select, or to recommend that the Board of Directors select a slate of director nominees for election by the stockholders of ePlus at each annual meeting of the stockholders of ePlus, in accordance with ePlus' Certificate of Incorporation and Bylaws and with Delaware law, and (2) evaluating, developing, and recommending to the Board of Directors a set of corporate governance policies and principles to be applicable to ePlus. The Board of Directors appointed Mr. Terrence O'Donnell, Mr. C. Thomas Faulders, III, and Mr. Lawrence S. Herman to serve as members of the Nominating and Corporate Governance Committee, all of whom are independent directors.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table provides certain summary information concerning the compensation earned, for services rendered in all capacities to ePlus, by ePlus' Chief Executive Officer and certain other executive officers of ePlus, who we refer to as the "named executive officers," for the fiscal years ended March 31, 2001, 2002, and 2003. Certain columns have been omitted from this summary compensation table, as they are not applicable.

                                                                               Annual Compensation
                                                               ----------------------------------------------------
                                                                                   Long-Term
                                                                                  Compensation
                                                                                     Awards          All Other
              Name and                 Fiscal                      Bonus/         Options/SARs      Compensation
         Principal Position             Year     Salary ($)    Commission ($)         (#)              ($)(1)
------------------------------------- --------- -------------- ---------------- ----------------- -----------------

Phillip G. Norton                       2003      $250,000          $150,000                            ___
  Chairman, Chief Executive             2002       250,000           150,000                           $1,500
  Officer and President                 2001       250,000           147,773                            1,500

Bruce M. Bowen                          2003       225,000           100,000                            ___
  Director and                          2002       225,000           100,000                            1,500
  Executive Vice President              2001       225,000           100,000                            1,500

Kleyton L. Parkhurst                    2003       200,000           100,000           30,000(3)        ___
  Senior Vice President, Assistant      2002       200,000            75,000                            1,500
  Secretary and Treasurer               2001       175,000            70,000           30,000           1,500

Steven J. Mencarini                     2003       185,000            71,250           12,000(3)        ___
  Chief Financial Officer and           2002       182,500(2)         43,750                            1,500
  Senior Vice President                 2001       168,751            25,000           15,000           1,500
-------------------------
(1)  All  amounts  reported  represent  ePlus'  employer  401(k)  plan  matching contributions.
(2)  Difference in salary represents a salary increase effective July 1, 2001 to
     $185,000.
(3)  Shares granted on June 28, 2002 at $6.97 per share.


Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-end Option/SAR Values

The following table sets forth certain information with respect to options exercised during ePlus' fiscal year ended March 31, 2003 by the named executive officers, and with respect to unexercised options held by such persons at the end of fiscal year 2003.

                                                 Number of Securities Underlying        Value of Unexercised
                                                   Unexercised Options/SARs at      In-the-Money Options/SARs at
                                                      Fiscal Year-End (#)              Fiscal Year-End($)(1)
                                                 ------------------------------     ---------------------------
                           Shares
                          Acquired
                             on         Value
                          Exercise     Realized
          Name               (#)         ($)      Exercisable     Unexercisable    Exercisable     Unexercisable
                          ---------    --------   -----------     -------------    -----------     -------------

Phillip G. Norton.............--         --         305,000            --               0               --

Bruce M. Bowen................--         --         145,000            --               0               --

Kleyton L. Parkhurst..........--         --         195,000          45,000           80,000           6,900

Steven J. Mencarini...........--         --          88,200          19,500             0              2,760
-------------------

(1) Based on a last sale price of $7.20 per share as of the close of business on March 31, 2003.

Equity Compensation Plan Information

The following table gives information about the ePlus's common stock that may be issued upon the exercise of options, warrants, and rights under all of ePlus's existing equity compensation plans as of March 31, 2003, including the ePlus inc. Amended and Restated 1998 Long-Term Incentive Plan, Amended and Restated Incentive Stock Option Plan, Amended and Restated Outside Director Stock Option Plan, and Amended and Restated Nonqualified Stock Option Plan.

                                                                                            Number of securities
                                                                                           remaining available for
                             Number of securities to                                    future issuance under equity
                             be issued upon exercise      Weighted-average exercise          compensation plans
                             of outstanding options,    price of outstanding options,       (excluding securities
       Plan Category           warrants and rights           warrants and rights           reflected in column(1))
       -----------------     -----------------------    -----------------------------   -----------------------------
                                      (1)                           (2)                               (3)
Equity compensation plans
   approved by security
          holders                   2,013,688                       $9.14                           0(1)
 Equity compensation plans
      not approved by
      security holders                ---                            ---                            ---
           Total                    2,013,688                        ---                             0

(1) ePlus has reserved for issuance upon the grant or exercise of awards pursuant to the 1998 Long-Term Incentive Plan that number of shares of the authorized but unissued shares of common stock equal to (1) 20% of the total number of shares of common stock outstanding from time to time, as determined immediately after giving pro forma effect to the assumed exercise of all options or other rights to acquire common stock, less (2) any shares of common stock that have been purchased under the Employee Stock Purchase Plan from time to time, and less (3) any shares granted pursuant to the exercise of options or otherwise granted as awards under the Amended and Restated Incentive Stock Option Plan, Amended and Restated Outside Director Stock Option Plan, and Amended and Restated Nonqualified Stock Option Plan.

Employment Contracts and Termination of Employment and Change in Control Arrangements

ePlus has entered into employment agreements with Phillip G. Norton, Bruce M. Bowen, and Kleyton L. Parkhurst, each effective as of September 1, 1996, and with Steven J. Mencarini, effective as of June 18, 1997. Each employment agreement provided for an initial term of three years, and is subject to an automatic one-year renewal at the expiration thereof unless ePlus or the employee provides notice of an intention not to renew at least three months prior to expiration.

The current annual base salary ($250,000 in the case of Phillip G. Norton; $225,000 in the case of Bruce M. Bowen; $200,000 in the case of Kleyton L. Parkhurst; and $225,000 in the case of Steven J. Mencarini) are in effect and each employee may be eligible for commissions or performance bonuses. The performance bonuses for Phillip G. Norton and Bruce M. Bowen are discretionary, based on the performance of ePlus and as approved by the Compensation Committee. The performance bonuses for Kleyton L. Parkhurst and Steven J. Mencarini are paid based upon performance criteria established by Phillip G. Norton and Bruce
M. Bowen.

Under the employment agreements, each receives certain other benefits, including medical, insurance, death and long-term disability benefits, employer 401(k) contributions, and reimbursement of employment-related expenses. Mr. Bowen's country club dues are paid by ePlus. The employment agreements of Messrs.
Norton, Bowen, and Mencarini contain a covenant not to compete on the part of each, whereby in the event of a voluntary termination of employment, upon expiration of the term of the agreement, or upon the termination of employment by ePlus for cause, each are subject to restrictions upon acquiring, consulting with, or otherwise engaging in or assisting in the providing of capital needs for competing business activities or entities within the United States for a period of one year after the date of such termination or expiration of the term of the employment agreement.

Under his original employment agreement, Phillip G. Norton was granted options to acquire 130,000 shares of common stock at a price per share equal to $8.75. These options have a ten year term and became exercisable and vested in 25% increments over four years, ending on November 20, 1999. In February 1998, Mr. Norton was also granted options to purchase 25,000 shares of common stock at a price per share equal to $12.65 and in August 1999 was granted options to purchase 175,000 shares of common stock at a price per share equal to $7.75

Under his original employment agreement, Bruce M. Bowen was granted options to acquire 15,000 shares of common stock at a price per share equal to $8.75. These options have a ten year term and became exercisable and vested in 25% increments over four years, ending on November 20, 1999. In February 1998, Mr. Bowen was also granted options to purchase 15,000 shares of common stock at a price per share equal to $11.50 and in August 1999 was granted options to purchase 115,000 shares of common stock at a price per share equal to $7.75.

Under his original employment agreement, Kleyton L. Parkhurst was granted options to acquire 100,000 shares of common stock at a price per share equal to $6.40. These options have a ten year term and became exercisable and vested in

25% increments over four years ending on November 20, 1999. In February 1998, Mr. Parkhurst was also granted options to purchase 10,000 shares of common stock at a price per share equal to $11.50 and in September 1998 was granted options to purchase 50,000 shares of common stock at a price per share of $8.75. In August 1999, Mr. Parkhurst was granted options to purchase 20,000 shares of common stock at a price per share equal to $7.75 and in September 2000 was granted options to purchase 30,000 shares of common stock at a price per share equal to $17.375. In June 2002, Mr. Parkhurst was also granted 30,000 options to purchase common stock at a price per share equal to $6.97.

In connection with his original employment, Steven J. Mencarini was granted options to acquire 16,200 shares of common stock at a price per share equal to $12.75. These options have a ten year term, and become exercisable and vest in 20% increments over five years at the end of each year of service, and are subject to acceleration upon certain conditions. In September 1997, Mr. Mencarini was also granted options to purchase 5,100 shares of common stock at a price per share equal to $13.25 and in December 1997 was granted options to purchase 9,400 shares of common stock at a price per share equal to $12.25. In February 1998, Mr. Mencarini was granted options to purchase 5,000 shares of common stock at a price per share equal to $11.50; in October 1998, he was granted options to purchase 25,000 shares of common stock at a price per share equal to $8.00; in August 1999 he was granted options to purchase 20,000 shares of commmon stock at a price per share equal to $7.75; in September 2000 he was granted options to purchase 10,000 shares of common stock at a price per share equal to $17.375; and in December 2000 he was granted options to purchase 5,000 shares of common stock at a price per share equal to $7.75. In June 2002, Mr. Mencarini was also granted 12,000 options to purchase common stock at a price per share equal to $6.97 per share.

ePlus maintains key-man life insurance on Mr. Norton in the amount of $11 million.

Compensation Committee Interlocks and Insider Participation

For the year ended March 31, 2003, all decisions regarding executive compensation were made by the Compensation Committee with respect to Mr. Norton and Mr. Bowen. Compensation for other executives was made by the committee, Mr. Norton, or Mr. Bowen. The members of the Compensation Committee are C. Thomas Faulders, III (Chairman), Terrence O'Donnell, and Lawrence S. Herman. None of the executive officers of ePlus currently serves on the Compensation Committee of another entity or any other committee of the Board of Directors of another entity performing similar functions.

                                PERFORMANCE GRAPH

The following graph shows the value as of March 31, 2003 of a $100 investment made on March 31, 1998 in ePlus' common stock (with dividends, if any, reinvested), as compared with similar investments based on (1) the value of the NASDAQ Stock Market Index (U.S.) (with dividends reinvested) and (2) the value of the NASDAQ financial index. The stock performance shown below is not necessarily indicative of future performance.

                               3/99       3/00       3/01       3/02       3/03
                            --------- ---------- ---------- --------- ----------
EPLUS INC.                     60.00     240.91      66.82     69.02      52.36

NASDAQ STOCK MARKET (U.S.)    135.08     250.99     100.60    101.32      74.37

NASDAQ FINANCIAL               90.11      85.39      94.44    117.52     108.97

                              CERTAIN TRANSACTIONS

Advances and Loans to Employees and Stockholders

ePlus has in the past provided loans and advances to employees and certain stockholders. Such balances are to be repaid from personal funds or commissions earned by the employees and/or stockholders on successful sales or financing arrangements obtained on behalf of ePlus. Loans and advances to employees and/or stockholders totaled $54,132 for the year ended March 31, 2003. There were no loans or extensions of credit by ePlus or any ePlus subsidiary to any of the ePlus directors or executive officers.

Leases with Related Parties

ePlus leases certain office space from related parties. During the year ended March 31, 2003, ePlus paid $256,300 in rent to Phillip G. Norton, our chief executive office and president, and $228,000 in rent to Vince Marino, president of ePlus Technology inc of PA, a wholly owned subsidiary of ePlus during the fiscal year ended March 31, 2003. All leases with related parties are approved in advance by the Board of Directors.

Indemnification Agreements

We have entered into separate but identical indemnification agreements with each of our directors and executive officers, and we expect to enter into similar indemnification agreements with persons who become directors or executive officers in the future. The indemnification agreements provide that ePlus will indemnify the director or officer against any expenses or liabilities incurred in connection with any proceeding in which the director or officer may be involved as a party or otherwise, by reason of the fact that the director or officer is or was a director or officer of ePlus or by reason of any action taken by or omitted to be taken by the director or officer while acting as an officer or director of ePlus. However, ePlus is only obligated to provide indemnification under the indemnification agreements if:

     (1) the director or officer was acting in good faith and in a manner the director or officer reasonably believed to be in the best interests of ePlus, and, with respect to any criminal action, the director or officer had no reasonable cause to believe the director's or officer's conduct was unlawful;

     (2) the claim was not made to recover profits made by the director or officer in violation of Section 16(b) of the Exchange Act, as amended, or any successor statute;

     (3)  the claim was not initiated by the director or officer;

     (4)  the claim was not covered by applicable insurance; or

     (5) the claim was not for an act or omission of a director of ePlus from which a director may not be relieved of liability under Section

          103(b)(7) of the DGCL. Each director and officer has undertaken to repay ePlus for any costs or expenses paid by ePlus if it is ultimately determined that the director or officer is not entitled to indemnification under the indemnification agreements.



Future Transactions

ePlus' policy requires that all material transactions between ePlus and its officers, directors, or other affiliates must be approved by a majority of the disinterested members of the Board of Directors of ePlus, and be on terms no less favorable to ePlus than could be obtained from unaffiliated third parties.

                                   PROPOSAL 1

To Elect Two Class I Directors to Serve for Three Years and until their Respective Successors Have Been Duly Elected and Qualified.

The Board of Directors has concluded that the re-election of C. Thomas Faulders, III and Lawrence S. Herman as Class I Directors is in the best interest of ePlus and recommends stockholder approval of the re-election of C. Thomas Faulders, III and Lawrence S. Herman as Class I directors. The remaining three directors will continue to serve in their positions for the remainder of their terms. Biographical information concerning Mr. Faulders and Mr. Herman, and ePlus' other directors can be found under "Directors and Executive Officers."

Unless otherwise instructed or unless authority to vote is withheld, all proxies will be voted for the election of C. Thomas Faulders, III and Lawrence S. Herman as Class I Directors. Although the Board of Directors of ePlus does not contemplate that such nominees will be unable to serve, if such a situation arises prior to the annual meeting, the persons named in the enclosed proxy card will vote for the election of such other person or persons as may be nominated by the Board of Directors.

Vote Required for Approval. The two persons receiving the greatest number of affirmative votes cast at the annual meeting will be elected as Class I Directors.

Board of Directors Recommendation. The Board of Directors unanimously recommends that you vote in favor of the election of C. Thomas Faulders, III and Lawrence
S. Herman as Class I Directors.


                                   PROPOSAL 2

To Ratify the Appointment of Deloitte & Touche LLP as ePlus' Independent Auditors for ePlus' Fiscal Year Ending March 31, 2004.

Subject to stockholder ratification, the Audit Committee has reappointed the firm of Deloitte & Touche LLP as the independent auditors to examine ePlus' financial statements for the fiscal year ending March 31, 2004. Deloitte & Touche has audited ePlus' financial statements since its inception. If the stockholders do not ratify this appointment, other independent auditors will be considered by the Audit Committee.

Representatives of Deloitte & Touche are expected to attend the annual meeting and will have the opportunity to make a statement if they desire and to respond to appropriate questions.

Audit Fees. The aggregate fees to be charged by Deloitte & Touche for professional services rendered for the audit of our annual financial statements for the fiscal year ended March 31, 2003 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year were $225,000. To date, Deloitte & Touche LLP has billed $150,000 to ePlus for the services performed in the fiscal year ended March 31, 2003.

Financial Information Systems Design and Implementation Fees. There were no fees billed by Deloitte & Touche for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended March 31, 2003.

All Other Fees. There were no fees billed by Deloitte & Touche for services rendered to ePlus, other than the services described above under "Audit Fees" for the fiscal year ended March 31, 2003.

Vote Required for Approval. The affirmative vote of the holders of at least a majority of the shares of common stock present in person or by proxy and entitled to vote at the annual meeting on the proposal will constitute approval of Proposal 2.

Audit Committee Recommendation. The Audit Committee unanimously recommends that you vote in favor of the ratification of the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending March 31, 2003.


                                   PROPOSAL 3

To Approve And Adopt An Amendment To The ePlus inc. Certificate Of Incorporation To Decrease The Number Of Shares Of Authorized Stock Of ePlus From 52 Million Shares (50 Million Shares Of Common Stock, Par Value $0.01 Per Share, And 2 Million Preferred Shares, Par Value $0.01 Per Share) To 27 Million Shares (Consisting Of 25 Million Shares Of Common Stock, Par Value $0.01 Per Share, and 2 Million Preferred Shares, Par Value $0.01 Per Share).

The Board of Directors has adopted a resolution declaring it advisable and in the best interests of ePlus and its stockholders that the ePlus inc. Certificate of Incorporation be amended to provide for a decrease in the authorized number of shares of stock of ePlus from 52 million shares (consisting of 50 million shares of common stock, par value $0.01 per share, and 2 million preferred shares, par value $0.01 per share) to 27 million shares (consisting of 25 million shares of common stock, par value $0.01 per share, and 2 million preferred shares, par value $0.01 per share). Such resolution also directs that such proposal be submitted to ePlus' stockholders for consideration at the annual meeting and recommends that the stockholders vote in favor of such amendment at the annual meeting.

If Proposal 3 is approved by the ePlus' stockholders, the annual Delaware franchise tax, an amount calculated using the number of capital stock a company is authorized to issue, will decrease by approximately $30,000 per year. Upon the effect of such an amendment to the Certificate of Incorporation, the Board of Directors would have authority to issue up to twenty-five million (25,000,000) shares of common stock and to designate and issue up to two million (2,000,000) shares of preferred stock to stockholders, for such consideration and with such rights and preferences as the Board of Directors may determine without further action by the stockholders except as may be required by law. As of the date hereof, ePlus has not designated or issued any shares of preferred stock and the proposal will not change the authorized number of shares of preferred stock. As of the record date there were 9,458,201 shares of common stock issued and outstanding, and 1,088,484 shares of treasury stock. The Board of Directors of ePlus has reserved 2,006,188 shares of common stock for issuance pursuant to the exercise of outstanding stock options. Accordingly, there remain 37,447,127 shares of common stock which are unissued and are not reserved for any specific purpose. If the amendment to the Certificate of Incorporation is approved this number will be reduced to approximately 12,447,127 shares.

Vote Required for Approval. The affirmative vote of the holders of a majority of the shares of common stock outstanding and entitled to vote on the proposal is required for approval of Proposal 3.

The Board of Directors unanimously recommends a vote FOR the approval of the amendment to the Certificate of Incorporation.


                                   PROPOSAL 4

To Approve An Amendment To The ePlus inc. Amended And Restated 1998 Long-Term Incentive Plan, Which Sets The Number Of Shares Of Common Stock Available For Awards Under The Plan At 3,000,000.

Effective July 15, 2003, pursuant to an action by written consent, ePlus' Board of Directors approved and recommended to the stockholders an amendment to the ePlus, inc. Amended and Restated 1998 Long-Term Incentive Plan (the "LTIP") that would eliminate the "evergreen" share replenishment feature of the LTIP and set the number of shares of ePlus common stock available for awards under the LTIP at 3,000,000.

In order to preserve the full deductibility of awards made pursuant to the LTIP under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the amendment to the LTIP, is being submitted to ePlus' stockholders for approval.

Specifically, the amendment amends Section 5.1 of the LTIP. Section 5.1 of the LTIP currently provides that the number of shares of common stock which may be subject to awards under the LTIP are equal to 20% of the outstanding shares of common stock of ePlus, on a fully diluted basis, less shares issued pursuant to our other equity plans, at the time of the award grant. At the time of the original adoption of the LTIP it was anticipated that this formulation would provide for a sufficient number of shares to be the subject of awards. In an effort to strengthen stockholder value, ePlus has recently engaged in the practice of repurchasing shares of ePlus common stock on the open market. As a result of these repurchases, the number of outstanding shares of ePlus common stock has been steadily decreasing, and, as a result under the current formulation set forth in Section 5.1 of the LTIP, ePlus has been significantly restricted as to the number of awards that may be granted under the LTIP. As described below, management believes that there is value to the company's stockholders in aligning the interests of its employees, officers, consultants, and directors with the interests of its stockholders. In addition, the awards that are granted under the LTIP also assist us in recruiting qualified employees who contribute to our success. The proposed amendment would amend Section 5.1 of the LTIP to read as follows:

          5.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 15.1, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Unit Award) shall be 3,000,000. Notwithstanding the foregoing, not more than 10% of the shares authorized herein may be granted as Awards of Restricted Stock or unrestricted Stock Awards.

If the amendment is approved by the stockholders, up to 3 million shares could be subject to awards issued under the plan. Management believes that this limitation will allow for the issuance of an appropriate number of awards for the foreseeable without unnecessarily diluting the company's stockholders.

As of July 15, 2003, there were approximately 551 persons eligible to participate in the LTIP. As of July 15, 2003, there were approximately 2,006,188 shares of ePlus' common stock subject to outstanding awards and no shares of ePlus' common stock were reserved and available for future awards under the plan.

A summary of the LTIP is set forth below. The summary is qualified in its entirety by reference to the full text of the LTIP, which is attached to this Proxy Statement as Appendix B.

General

The purpose of the LTIP is to promote the success, and enhance the value, of ePlus by linking the personal interests of employees, officers, consultants and directors to those of the stockholders, and by providing such employees, officers, consultants, and directors with an incentive for outstanding performance.

The LTIP authorizes the granting of awards ("Awards") to employees, officers, consultants, and directors of ePlus or its subsidiaries in the following forms:
(1) options to purchase shares of common stock ("Options"), which may be incentive stock options or non-qualified options, (2) stock appreciation rights ("SARs"); (3) performance units ("Performance Units"); (4) restricted stock ("Restricted Stock"); (5) dividend equivalents ("Dividend Equivalents"); (6) other stock-based awards; or (7) any other right or interest relating to common stock or cash. Not more than 10% of the shares authorized under the LTIP may be granted as Awards of Restricted Stock or unrestricted Stock Awards. The maximum number of shares of common stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the LTIP to any one participant is 500,000. The maximum fair market value of any Awards (other than Options and SARs) that may be received by a participant (less any consideration paid by the participant for such Award) during any one calendar year under the LTIP is $2,000,000.

Pursuant to Section 162(m) of the Code, ePlus may not deduct compensation in excess of $1 million paid to the Chief Executive Officer and the four next most highly compensated executive officers of ePlus. The LTIP is designed to comply with Code Section 162(m) so that the grant of Options and SARs under the LTIP, and other Awards, such as Performance Units, that are conditioned on the performance goals described in the LTIP, will be excluded from the calculation of annual compensation for purposes of Code Section 162(m) and will be fully deductible by ePlus. The Board of Directors has approved the amended and restated LTIP for submission to the stockholders in order to preserve the full deductibility of awards made pursuant to the LTIP under Section 162(m) of the Code.

Administration

The LTIP is administered by the Compensation Committee of the Board of Directors of ePlus. Except as such discretion may be limited by the automatic provisions with respect to annual grants of Options to non-employee directors, the Compensation Committee has the power, authority, and discretion to designate participants; determine the type or types of Awards to be granted to each participant and the number, terms, and conditions thereof; establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the LTIP; and make all other decisions and determinations that may be required under, or as the Compensation Committee deems necessary or advisable to administer, the LTIP.

Formula Grants To Non-Employee Directors

Pursuant to the terms of the LTIP, on the day following each annual meeting of ePlus' stockholders held on or before September 1, 2006, each non-employee director of ePlus who is serving in such capacity as of such day will be granted a non-qualified Option to purchase 10,000 shares of common stock (each, a "Director Option"). Appropriate pro-rata grants will be made if at any time there are insufficient shares under the LTIP to make the full scheduled grants of Director Options. The exercise price for each Director Option will be 100% of the fair market value of the common stock on the date of grant. Each Director Option will expire on the tenth anniversary of the date of grant unless earlier terminated as provided below. A Director Option will not automatically lapse by reason of the optionee ceasing to qualify as a non-employee director but remaining as a member of the Board of Directors. However, Director Options will lapse under the earliest of the following circumstances: (1) ten years after the date of grant; (2) if the optionee ceases to serve as a member of the Board of Directors for any reason other than by reason of death or disability, his Director Options will lapse three months after such termination as a member of the Board of Directors; provided, however, that if the director is removed for cause, his Director Options will lapse immediately; and (3) if the optionee ceases to serve as a member of the Board of Directors by reason of his death or disability, his Director Options will lapse one year after such termination as a member of the Board of Directors.

Each Director option will be immediately exercisable, in whole or in part, on the first anniversary of the date of grant. Director Options are assignable or transferable by the director by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order, and will be transferable by the director to any of the following permitted transferees, upon such reasonable terms and conditions as the Compensation Committee may establish (and, unless specifically permitted by the Board of Directors in advance, such transfers shall be limited to one transfer per director to no more than four transferees):
(1) one or more of the following family members of the director: any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, (2) a trust, partnership, or other entity established and existing for the sole benefit of, or under the sole control of, one or more of the above family members of the director, or (3) any other transferee specifically approved by the Compensation Committee after taking into account any state or federal tax, securities, or other laws applicable to transferable options.

No Director Options will be granted after September 1, 2006. However, the Compensation Committee may make discretionary awards to non-employee directors pursuant to the other provisions of the LTIP before or after September 1, 2006.

Discretionary Awards

Stock Options. The Compensation Committee is authorized to grant Options, which may be incentive stock options ("ISOs") or nonqualified stock options ("NQSOs"), to participants. The exercise price of any option may not be less than the fair market value of the underlying stock on the date of grant. All Options will be evidenced by a written Award Agreement between ePlus and the participant, which will include such provisions as may be specified by the Compensation Committee. The terms of any ISO must meet the requirements of Section 422 of the Code.

Stock Appreciation Rights. The Compensation Committee may grant SARs to participants. Upon the exercise of a SAR, the participant has the right to receive the excess, if any, of: the fair market value of one share of common stock on the date of exercise over the grant price of the SAR as determined by the Compensation Committee, which will not be less than the fair market value of one share of common stock on the date of grant. All awards of SARs will be evidenced by an Award Agreement, reflecting the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of the SAR, as determined by the Compensation Committee at the time of grant.

Performance Units. The Compensation Committee may grant Performance Units to participants on such terms and conditions as may be selected by the Compensation Committee. The Compensation Committee will have the complete discretion to determine the number of Performance Units granted to each participant and to set performance goals and other terms or conditions to payment of the Performance Units in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Units that will be paid to the participant.

Restricted Stock Awards. The Compensation Committee may make awards of Restricted Stock to participants, which will be subject to such restrictions on transferability and other restrictions as the Compensation Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends, if any, on the Restricted Stock).

Dividend Equivalents. The Compensation Committee is authorized to grant Dividend Equivalents to participants subject to such terms and conditions as may be selected by the Compensation Committee. Dividend Equivalents entitle the participant to receive payments equal to dividends with respect to all or a portion of the number of shares of common stock subject to an Option Award or SAR Award, as determined by the Compensation Committee. The Compensation
Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of common stock, or otherwise reinvested.

Other Stock-Based Awards. The Compensation Committee may, subject to limitations under applicable law, grant to participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of common stock, as deemed by the Compensation Committee to be consistent with the purposes of the LTIP, including without limitation shares of common stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of common stock, and Awards valued by reference to book value of shares of common stock or the value of securities of or the performance of specified parents or subsidiaries of ePlus. The Compensation Committee will determine the terms and conditions of any such Awards.

Performance Goals. The Compensation Committee may determine that any Award will be determined solely on the basis of (1) the achievement by ePlus or a parent or subsidiary of a specified target return, or target growth in return, on equity or assets, (2) ePlus', parent's, or subsidiary's stock price, (3) the achievement by an individual or a business unit of ePlus, parent, or subsidiary of a specified target, or target growth in, revenues, net income, or earnings per share, (4) the achievement of objectively determinable goals with respect to service or product delivery, service or product quality, customer satisfaction, meeting budgets, and/or retention of employees or (5) any combination of the goals set forth in (1) through (4) above. Furthermore, the Compensation Committee reserves the right for any reason to reduce (but not increase) any Award, notwithstanding the achievement of a specified goal. If an Award is made on such basis, the Compensation Committee must establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m)). Any payment of an Award granted with performance goals will be conditioned on the written certification of the Compensation Committee in each case that the performance goals and any other material conditions were satisfied.

Limitations on Transfer; Beneficiaries. Except for certain limited exceptions applicable to Director Options, no Award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or, except in the case of an ISO, pursuant to a qualified domestic relations order; provided, however, that the Compensation Committee may (but need not) permit other transfers where the Compensation Committee concludes that such transferability (1) does not result in accelerated taxation, (2) does not cause any Option intended to be an incentive stock option to fail to be described in Code Section 422(b), and (3) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable Awards. A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any Award upon the participant's death.

Acceleration Upon Certain Events. Upon the participant's death, disability or retirement, all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised will become fully exercisable and all restrictions on outstanding Awards will lapse. Any Options or SARs will thereafter continue or lapse in accordance with the other provisions of the LTIP and the Award Agreement. In the event of a Change in Control of ePlus (as defined in the LTIP), all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised will become fully vested and all restrictions on all and is contingent upon qualifying for such accounting treatment will lapse. In the event of (1) the commencement of a public tender offer for all or any portion of the common stock, or (2) a proposal to merge, consolidate, or otherwise combine into and with another corporation (in which transaction ePlus would not survive) is submitted to the stockholders of ePlus for approval, the Compensation Committee may in its sole discretion declare all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised to become fully vested, and/or all restrictions on all outstanding Awards to lapse, in each case as of such date as the Compensation Committee may, in its sole discretion, declare, which may be on or before the consummation of such tender offer or other transaction or event.

Termination And Amendment

The Board of Directors or the Compensation Committee may, at any time and from time to time, terminate, amend, or modify the LTIP without stockholder approval; provided, however, that the Compensation Committee may condition any amendment on the approval of stockholders of ePlus if such approval is necessary or deemed advisable with respect to tax, securities, or other applicable laws, policies, or regulations. No termination, amendment, or modification of the LTIP may adversely affect any Award previously granted under the LTIP, without the written consent of the participant. The exercise price of any outstanding option may not be reduced, directly or indirectly, without the prior approval of stockholders.

Certain Federal Income Tax Effects

Nonqualified Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either ePlus or the participant upon the grant of an NQSO (including the Director Options). However, the participant will realize ordinary income on the exercise of the NQSO in an amount equal to the excess of the fair market value of the common stock acquired upon the exercise of such option over the exercise price, and ePlus will receive a corresponding deduction. The gain, if any, realized upon the subsequent disposition by the participant of the common stock will constitute short-term or long-term capital gain, depending on the participant's holding period.

Incentive Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either ePlus or the participant upon the grant of an ISO or the exercise thereof by the participant. If the participant holds the shares of common stock for the greater of two years after the date the Option was granted or one year after the acquisition of such shares of common stock (the "required holding period"), the difference between the aggregate option price and the amount realized upon disposition of the shares of common stock will constitute long-term capital gain or loss, and ePlus will not be entitled to a federal income tax deduction. If the shares of common stock are disposed of in a sale, exchange, or other "disqualifying disposition" during the required holding period, the participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the common stock purchased at the time of exercise over the aggregate option price, and ePlus will be entitled to a federal income tax deduction equal to such amount.

SARs. Under present federal income tax regulations, a participant receiving a SAR will not recognize income, and ePlus will not be allowed a tax deduction, at the time the Award is granted. When a participant exercises the SAR, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to ePlus.

Performance Units. Under present federal income tax regulations, a participant receiving Performance Units will not recognize income and ePlus will not be allowed a tax deduction at the time the Award is granted. When a participant receives payment of Performance Units, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to ePlus.

Restricted Stock. Under present federal income tax regulations, and unless the participant makes an election to accelerate recognition of the income to the date of grant, a participant receiving a Restricted Stock Award will not recognize income, and ePlus will not be allowed a tax deduction, at the time the Award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock, and ePlus will be entitled to a corresponding tax deduction at that time.

Benefits To Named Executive Officers And Others

The table below reflects awards granted under the LTIP during the fiscal year ended March 31, 2003 to the persons and groups indicated. With the exception of annual formula grants to non-employee directors described above, any future awards under the LTIP will be made at the discretion of the Compensation Committee. Consequently, ePlus cannot determine, with respect to (1) the named executive officers, (2) all current executive officers as a group, or (3) all eligible participants, including all current officers who are not executive officers, as a group, either the benefits or amounts that will be received in the future by such persons or groups pursuant to the LTIP.

          ePlus inc. Amended and Restated 1998 Long-Term Incentive Plan

                                                        Stock Option Grants
                                                    ----------------------------
                                                                      Number of
                  Name and Position                 Dollar Value(1)    Options
-------------------------------------------------   ---------------  -----------
Phillip G. Norton................................
Chairman, Chief Executive Officer and President

Bruce M. Bowen...................................
Director and Executive Vice President

Kleyton L. Parkhurst.............................     $189,600         30,000
Senior Vice President, Assistant Secretary and
Treasurer

Steven J. Mencarini..............................      $75,840         12,000
Chief Financial Officer and Senior Vice President

All Executive Officers as a Group................     $265,440         42,000

All Non-Executive Directors as a Group...........        $0              0(2)

All Non-Executive Officer Employees as a Group...     $265,440         42,000
-------------------

(1) The dollar value of the options will be dependent on the difference between the exercise price and the fair market value of the underlying shares on the date of exercise (the "option spread"). The dollar value of the options shown above represents the option spread as of July 15 2003, based on the weighed average exercise price of the options.

(2) Pursuant to the terms of the LTIP, on the day following each annual meeting of the ePlus stockholders held on or before September 1, 2006, each non-employee director of ePlus is granted a non-qualified stock option to purchase 10,000 shares of common stock. ePlus currently has three non-employee directors serving on its Board of Directors. In connection with this provision, 10,000 options were granted to each of the non-employee directors in April 2003.

Additional Information

The closing price of the common stock, as reported by the Nasdaq National Market on July 15, 2003, was $13.29.

Vote Required for Approval. The affirmative vote of the holders of at least a majority of the shares of common stock present in person or by proxy and entitled to vote at the annual meeting on the proposal will constitute approval of Proposal 4.

Board of Directors Recommendation. The Board of Directors unanimously recommends that you vote in favor of the amendment to the ePlus inc. Amended and Restated 1998 Long-Term Incentive Plan.

                              OTHER PROPOSED ACTION

The Board of Directors does not intend to bring any other matters before the annual meeting, nor does the Board of Directors know of any matters which other persons intend to bring before the annual meeting. If, however, other matters not mentioned in this proxy statement properly come before the annual meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

You should note that ePlus' Bylaws provide that in order for a stockholder to bring business before a meeting or to make a nomination for the election of directors, the stockholder must give written notice complying with the requirements of the Bylaws to the Secretary of ePlus not later than 90 days in advance of the meeting or, if later, the seventh day following the first public announcement of the date of the meeting.


                      STOCKHOLDER PROPOSALS AND SUBMISSIONS

If any stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the ePlus Board of Directors with respect to the next annual meeting of stockholders, that proposal must be presented to ePlus' management prior to April 4, 2004.

In accordance with ePlus' Bylaws, for a stockholder proposal or nomination to be considered at a meeting of stockholders, the proposal must be submitted in writing to the Secretary of ePlus not less than 90 days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting.

Whether or not you expect to be present at the annual meeting, please sign and return the enclosed proxy card promptly. Your vote is important. If you are a stockholder of record and attend the annual meeting and wish to vote in person, you may withdraw your proxy at any time prior to the vote.

                                   APPENDIX A

             PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION

Below is the full text of the proposed amendment to the ePlus inc. Certificate of Incorporation. The only change to the Certificate of Incorporation affected by this amendment is to decrease the number of authorized shares ePlus' stock, as described in the proxy statement.

The Corporation's certificate of incorporation hereby is amended by deleting existing Article "FOURTH" of the certificate of incorporation in its entirety and replacing it with the following language:

                                    "FOURTH"

               The total number of shares of all classes of stock which the Corporation shall have authority to issue is 27 million (27,000,000) shares consisting of 25 million (25,000,000) shares of common stock having a par value of $0.01 per share (the "Common Stock") and 2 million (2,000,000) shares of preferred stock having a par value of $0.01 per share (the "Preferred Stock").

     The Board of Directors of the Corporation is authorized, subject to limitations prescribed by law, to provide by resolution or resolutions for the issuance of shares of the Preferred Stock as a class or in series, and, by filing a certificate of designations, pursuant to the Delaware General Corporation Law, setting forth a copy of such resolution or resolutions to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of the class or of each such series an the qualifications, limitations, and restrictions thereof. The authority of the Board of Directors with respect to the class or each series shall include, but not be limited to, determination of the following:

     (a) the number of shares constituting any series and the distinctive designation of that series;

     (b) the dividend rate of the shares of the class or of any series, whether dividends shall be cumulative, and if so, from which date or dates, and the relative rights of priority, if any of payment of dividends on shares of the class or of that series;

     (c) whether the class or any series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

     (d) whether the class or any series shall have conversion privileges and, if so, the terms and conditions of conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

     (e) whether or not the shares of the class or of any series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

     (f) whether the class or any series shall have a sinking fund for the redemption or purchase of shares of the class or of that series, and if so, the terms and amount of such sinking fund;

     (g) the rights of the shares of the class or of any series in the event of voluntary or involuntary dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of the class or of that series; and

     (h) any other powers, preferences, rights, qualifications, limitations and restrictions of the class or of that series.

     All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein or in any certificate of designation shall be vested exclusively in the Common Stock."

                                   APPENDIX B

                                   EPLUS INC.
               AMENDED AND RESTATED 1998 LONG-TERM INCENTIVE PLAN


                                    ARTICLE I
                                     PURPOSE

     1.1 GENERAL. The purpose of the ePlus inc. Amended and Restated 1998 Long-Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of ePlus inc. (the "Corporation"), by linking the personal interests of its employees, officers, consultants and directors to those of Corporation stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Corporation in its ability to motivate, attract, and retain the services of employees, officers, consultants and directors upon whose judgment, interest, and special effort the successful conduct of the Corporation's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, consultants and directors. In addition, the Plan provides for automatic annual grants of options to Non-Employee Directors of the Corporation as provided in Article 13.

                                    ARTICLE 2
                                 EFFECTIVE DATE

     2.1 EFFECTIVE DATE. The Plan shall be effective as of the date upon which it shall be approved by the Board (the "Effective Date"). However, the Plan shall be submitted to the stockholders of the Corporation for approval within 12 months of the Board's approval thereof. No Incentive Stock Options granted under the Plan may be exercised prior to approval of the Plan by the stockholders and if the stockholders fail to approve the Plan within 12 months of the Board's approval thereof, any Incentive Stock Options previously granted hereunder shall be automatically converted to Non-Qualified Stock Options without any further act. In the discretion of the Committee, Awards may be made to Covered Employees which are intended to constitute qualified performance-based compensation under Code Section 162(m). Any such Awards shall be contingent upon the stockholders having approved the Plan.

                                    ARTICLE 3
                                   DEFINITIONS

     3.1 DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section, unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

          "Award" means any Option,  Stock Appreciation Right,  Restricted Stock
     Award,   Performance  Unit  Award,  Dividend  Equivalent  Award,  or  Other

     Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

          "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

          "Board" means the Board of Directors of the Corporation.

          "Cause" as a reason for a Participant's termination of employment or service as a director or consultant shall have the meaning assigned such term in the written employment or other agreement, if any, between such Participant and the Corporation or an affiliated company, provided, however that if there is no such agreement in which such term is defined, "Cause" shall mean any of the following acts by the Participant, as determined by the Board: gross neglect of duty, prolonged absence from duty without the consent of the Corporation, intentionally engaging in any activity that is in conflict with or adverse to the business or other interests of the Corporation, or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Corporation.

          "Change in Control" means and includes each of the following:

               (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a
          "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 25% or more of the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of Control: (1) any acquisition by a Person who is on the Effective Date the beneficial owner of 25% or more of the Outstanding Corporation Voting Securities, (2) any acquisition directly from the Corporation, (3) any acquisition by the Corporation,
          (4) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, or (5) any acquisition by any corporation pursuant to a transaction which complies with clauses (1),
          (2) and (3) of subsection (3) of this definition; or

               (2) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (3) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a "Business Combination"), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Voting Securities, (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (3) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

               (4) Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

               "Code" means the Internal Revenue Code of 1986, as amended from time to time.

               "Committee" means the committee of the Board described in Article 4.

               "Corporation" means ePlus inc., a Delaware corporation.

               "Covered  Employee"  means a covered  employee as defined in Code
          Section 162(m)(3).

     "Disability" shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Corporation, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in
Section 22(e)(3) of the Code.

     "Dividend Equivalent" means a right granted to a Participant under Article 11.

     "Effective Date" has the meaning assigned such term in Section 2.1.

     "Fair Market Value," on any date, means (1) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (2) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid an offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

     "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

     "Non-Employee Director" means a member of the Board who is not an employee of the Corporation or any Parent or Subsidiary.

     "Non-Qualified Stock Option" means an Option that is not an Incentive Stock Option.

     "Option" means a right granted to a Participant under the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option; provided, that Options granted under Article 13 shall be Non-Qualified Options.

     "Other  Stock-Based  Award" means a right,  granted to a Participant  under
Article 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.

     "Parent" means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Corporation. For Incentive Stock Options, the term shall have the same meaning as set forth in Code Section 424(e).

     "Participant" means a person who, as an employee, officer, consultant or director of the Corporation or any Subsidiary, has been granted an Award under the Plan.

     "Performance Unit" means a right granted to a Participant under Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

     "Plan" means the ePlus inc. Amended and Restated 1998 Long-Term Incentive Plan, as amended from time to time.

     "Restricted Stock Award" means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

     "Retirement" means a Participant's termination of employment with the Corporation, Parent or Subsidiary after attaining any normal or early retirement age specified in any pension, profit sharing or other retirement program sponsored by the Corporation, or, in the event of the inapplicability thereof with respect to the person in question, as determined by the Committee in its reasonable judgment.

     "Stock" means the $.01 par value common stock of the Corporation and such other securities of the Corporation as may be substituted for Stock pursuant to
Article 15.

     "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

     "Subsidiary" means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation. For Incentive Stock Options, the term shall have the meaning set forth in Code
Section 424(f).

     "1933 Act" means the Securities Act of 1933, as amended from time to time.

     "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.


                                    ARTICLE 4
                                 ADMINISTRATION

         4.1    COMMITTEE.   The  Plan  shall  be   administered  by  the
Compensation Committee of the Board or, at the discretion of the Board from time to time, by the Board. The Committee shall consist of two or more members of the Board. It is intended that the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and "outside directors" (within the meaning of Code Section 162(m) and the regulations thereunder). However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. During any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.

         4.2  ACTION BY THE COMMITTEE.  For purposes of administering  the
Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Corporation or any Parent or Subsidiary, the Corporation's independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan.

         4.3 AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to do the following; except as such discretion shall be limited by the automatic provisions of
Article 13 with respect to annual grants of Options to Non-Employee Directors:

          (a) Designate Participants;

          (b) Determine the type or types of Awards to be granted to each Participant;

          (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

          (e) Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

          (f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (h) Decide all other matters that must be determined in connection with an Award;

          (i) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

          (j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

          (k) Amend the Plan or any Award Agreement as provided herein; and

          (l) Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Corporation or any Parent or Subsidiary may operate, in order to assure the viability of the benefits of Awards granted to participants located in such other jurisdictions and to meet the objectives of the Plan.

     Notwithstanding the above, the Board or the Committee may expressly delegate to a special committee consisting of one or more directors who are also officers of the Corporation some or all of the Committee's authority under subsections (a) through (g) above with respect to those eligible Participants who, at the time of grant are not, and are not anticipated to be become, either
(1) Covered  Employees or (2) persons  subject to the insider  trading  rules of
Section 16 of the 1934 Act.

     4.4. DECISIONS BINDING. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                                    ARTICLE 5
                           SHARES SUBJECT TO THE PLAN

     5.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 15.1, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Unit Award) shall be 3,000,000. Notwithstanding the foregoing, not more than 10% of the shares authorized herein may be granted as Awards of Restricted Stock or unrestricted Stock Awards.

     5.2. LAPSED AWARDS. To the extent that an Award is canceled, terminates, expires, lapses or is forfeited for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan.

     5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     5.4. LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 15.1), the maximum number of shares of Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Covered

Employee shall be 500,000. The maximum fair market value (measured as of the date of grant) of any Awards other than Options and SARs that may be received by a Covered Employee (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $2,000,000.

                                    ARTICLE 6
                                   ELIGIBILITY

     6.1. GENERAL. Awards may be granted only to individuals who are employees, officers, consultants or directors of the Corporation or a Parent or Subsidiary.

                                    ARTICLE 7
                                  STOCK OPTIONS

     7.1. GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (a) Exercise Price. The exercise price per share of Stock under an Option shall be determined by the Committee, provided that the exercise price for any Option shall not be less than the Fair Market Value as of the date of the grant.

          (b) Time And Conditions Of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(e). The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exerciseable or vested at an earlier date. The Committee may permit an arrangement whereby receipt of Stock upon exercise of an Option is delayed until a specified future date.

          (c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants; provided that if shares of Stock are used to pay the exercise price of an Option, such shares must have been held by the Participant for at least six months. When shares of Stock are delivered, such delivery may be by attestation of ownership or actual delivery of one or more certificates.

          (d) Evidence Of Grant. All Options shall be evidenced by a written Award Agreement between the Corporation and the Participant. The Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee or, in the case of Options granted pursuant to Article 13, by the provisions of Article 13.

     7.2. INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

          (a) Exercise Price. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value as of the date of the grant.

          (b)  Exercise.   In  no  event  may  any  Incentive  Stock  Option  be
     exercisable for more than ten years from the date of its grant.

          (c) Lapse Of Option. An Incentive Stock Option shall lapse under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in paragraphs (3), (4) and (5) below, provide in writing that the Option will extend until a later date, but if an Option is exercised after the dates specified in paragraphs (3), (4) and (5) below, it will automatically become a Non-Qualified Stock Option:

          (1) The Incentive Stock Option shall lapse as of the option expiration date set forth in the Award Agreement.

          (2) The Incentive Stock Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

          (3) If the Participant terminates employment for any reason other than as provided in paragraph (4) or (5) below, the Incentive Stock Option shall lapse, unless it is previously exercised, three months after the Participant's termination of employment; provided, however, that if the Participant's employment is terminated by the Corporation for Cause, the Incentive Stock Option shall (to the extent not previously exercised) lapse immediately.

          (4) If the Participant terminates employment by reason of his Disability, the Incentive Stock Option shall lapse, unless it is previously exercised, one year after the Participant's termination of employment.

          (5) If the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses, the Option shall lapse one year after the Participant's death. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's beneficiary, determined in accordance with Section 14.6.

     Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 15, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the Participant's termination of employment.

     (d) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

     (e) Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per share of Stock at the date of grant and the Option expires no later than five years after the date of grant.

     (f) Expiration Of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

     (g) Right To Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

     (h) Non-Employees. The Committee may not grant an Incentive Stock Option to a non-employee. The Committee may grant an Incentive Stock Option to a director who is also an employee of the Corporation or Parent or Subsidiary but only in that individual's position as an employee and not as a director.


                                    ARTICLE 8
                            STOCK APPRECIATION RIGHTS

     8.1. GRANT OF STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

          (a) Right To Payment. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

               (1) The Fair Market Value of one share of Stock on the date of exercise; over

               (2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one share of Stock on the date of grant.

          (b) Other Terms. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

                                    ARTICLE 9
                                PERFORMANCE UNITS

     9.1. GRANT OF PERFORMANCE UNITS. The Committee is authorized to grant Performance Units to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Units granted to each Participant, subject to Section 5.4. All Awards of Performance Units shall be evidenced by an Award Agreement.

     9.2. RIGHT TO PAYMENT. A grant of Performance Units gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Units are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Units in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Units that will be paid to the Participant.

     9.3. OTHER TERMS. Performance Units may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.


                                   ARTICLE 10
                             RESTRICTED STOCK AWARDS

     10.1. GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

     10.2. ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

     10.3. FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the

Corporation; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     10.4. CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

                                   ARTICLE 11
                              DIVIDEND EQUIVALENTS

     11.1 GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Stock, or otherwise reinvested.


                                   ARTICLE 12
                            OTHER STOCK-BASED AWARDS

     12.1. GRANT OF OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

                                   ARTICLE 13
                Annual Award of options to Non-Employee Directors

     13.1. GRANT OF OPTIONS. Each Non-Employee Director who is serving in such capacity as of the day following the annual meeting of the Corporation's stockholders ("Annual Meeting") held in 1998 shall be granted a Non-Qualified Option to purchase 10,000 shares of Stock, subject to adjustment as provided in
Section 15.1. As of the day following each subsequent Annual Meeting, each Non-Employee Director who is serving in such capacity as of such date shall be granted a Non-Qualified Option to purchase 10,000 shares of Stock, subject to adjustment as provided in Section 15.1. Each such day that Options are to be granted under this Article 13 is referred to hereinafter as a "Grant Date."

     If on any Grant Date, shares of Stock are not available under the Plan to grant to Non-Employee Directors the full amount of a grant contemplated by the immediately preceding paragraph, then each Non-Employee Director shall receive an Option (a "Reduced Grant") to purchase shares of Stock in an amount equal to the number of shares of Stock then available under the Plan divided by the number of Non-Employee Directors as of the applicable Grant Date. Fractional shares shall be ignored and not granted.

     If a Reduced Grant has been made and, thereafter, during the term of the Plan, additional shares of Stock become available for grant, then each person who was a Non-Employee Director both on the Grant Date on which the Reduced Grant was made and on the date additional shares of Stock become available (a "Continuing Non-Employee Director") shall receive an additional Option to purchase shares of Stock. The number of newly available shares shall be divided equally among the Options granted to the Continuing Non-Employee Directors; provided, however, that the aggregate number of shares of Stock subject to a Continuing Non-Employee Director's additional Option plus any prior Reduced Grant to the Continuing Non-Employee Director on the applicable Grant Date shall not exceed 10,000 shares (subject to adjustment pursuant to Section 15.1). If more than one Reduced Grant has been made, available Options shall be granted beginning with the earliest such Grant Date.

     13.2.  OPTION  PRICE.  The option price for each Option  granted under this
Article 13 shall be the Fair Market Value on the date of grant of the Option.

     13.3. Term. Each Option granted under this Article 13 shall, to the extent not previously exercised, terminate and expire on the date ten (10) years after the date of grant of the option, unless earlier terminated as provided in
Section 13.4.

     13.4 LAPSE OF OPTION. An Option granted under this Article 13 shall not automatically lapse by reason of the Participant ceasing to qualify as a Non-Employee Director but remaining as a member of the Board. An Option granted under this Article 13 shall lapse under the earliest of the following circumstances:

          (1) The Option shall lapse ten years after it is granted.

          (2) If the Participant ceases to serve as a member of the Board for any reason other than as provided in paragraph (3) or (4) below, the Option shall lapse, unless it is previously exercised, three months after the Participant's termination as a member of the Board; provided, however, that if the Participant is removed for cause (determined in accordance with the Corporation's Bylaws, as amended from time to time), the Option shall (to the extent not previously exercised) lapse immediately.

          (3) If the Participant ceases to serve as a member of the Board by reason of his Disability, the Option shall lapse, unless it is previously exercised, one year after the Participant's termination as a member of the Board.

          (4) If the Participant dies while serving as a member of the Board, or during the three-month period described in paragraph (2) or during the one-year period described in paragraph (3) and before the Option otherwise lapses, the Option shall lapse one year after the Participant's death. Upon the Participant's death, any exercisable Options may be exercised by the Participant's beneficiary, determined in accordance with Section 14.6.

     If a Participant exercises Options after termination of his service on the Board, he may exercise the Options only with respect to the shares that were otherwise exercisable on the date of termination of his service on the Board. Such exercise otherwise shall be subject to the terms and conditions of this
Article 13.

     13.5. Exercisability. Each Option granted under this Article 13 shall be immediately exercisable, in whole or in part, on the first anniversary of the date of grant.

     13.6. Exercise and Payment. An Option granted under this Article 13 shall be exercised by written notice directed to the Secretary of the Corporation (or his designee) and accompanied by payment in full of the exercise price in cash, by check, in shares of Stock, or in any combination thereof; provided that if shares of Stock surrendered in payment of the exercise price were themselves acquired otherwise than on the open market, such shares shall have been held by the Participant for at least six months. To the extent permitted under Regulation T of the Federal Reserve Board, and subject to applicable securities laws, such Options may be exercised through a broker in a so-called "cashless exercise" whereby the broker sells the Option shares and delivers cash sales proceeds to the Corporation in payment of the exercise price.

     13.7.  Transferability  of  Options.  Any Option  granted  pursuant to this
Article 13 shall be assignable or transferable by the Participant by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such section applied to an Award under the Plan. In addition, any Option granted pursuant to this Article 13 shall be transferable by the Participant to any of the following permitted transferees, upon such reasonable terms and conditions as the Committee may establish (and, unless specifically permitted by the Board in advance, such transfers shall be limited to one transfer per Participant to no more than four transferees): (1) one or more of the following family members of the Participant: any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, (2) a trust, partnership or other entity established and existing for the sole benefit of, or under the sole control of, one or more of the above family members of the Participant, or (3) any other transferee specifically approved by the Committee after taking into account any state or federal tax, securities or other laws applicable to transferable options.

     13.8.  Termination  of Article 13. No Options  shall be granted  under this
Article 13 after September 1, 2006.

     13.9. Non-Exclusivity. Nothing in this Article 13 shall prohibit the Committee from making discretionary Awards to Non-Employee Directors pursuant to the other provisions of the Plan before or after September 1, 2006. Options granted pursuant to this Article 13 shall be governed by the provisions of this
Article 13 and by other provisions of the Plan to the extent not inconsistent with the provisions of Article 13.

                                   ARTICLE 14
                         PROVISIONS APPLICABLE TO AWARDS

     14.1. STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     14.2. EXCHANGE PROVISIONS. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 14.1), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

     14.3. TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant (or, if Section 7.2(e) applies, five years from the date of its grant).

     14.4. FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Corporation or a Parent or Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

     14.5. LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Corporation or a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Corporation or a Parent or Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (1) does not result in accelerated taxation,
(2) does not cause any Option intended to be an incentive stock option to fail to be described in Code Section 422(b), and (3) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable Awards.

     14.6. BENEFICIARIES. Notwithstanding Section 14.4, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

     14.7. STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

     14.8. ACCELERATION UPON DEATH OR DISABILITY OR RETIREMENT. Notwithstanding any other provision in the Plan or any Participant's Award Agreement to the contrary, upon the Participant's death or Disability during his employment or service as a consultant or director, or upon the Participant's Retirement, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised (including, without limitation, Options granted pursuant to Article 13) shall become fully exercisable and all restrictions on outstanding Awards shall lapse. Any Option or Stock Appreciation Rights Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

     14.9. ACCELERATION UPON A CHANGE IN CONTROL. Except as otherwise provided in the Award Agreement, upon the occurrence of a Change in Control, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised (including, without limitation, Options granted pursuant to Article 13) shall become fully exercisable and all restrictions on outstanding Awards shall lapse; provided, however that such acceleration will not occur if, in the opinion of the Corporation's accountants, such acceleration would preclude the use of "pooling of interest" accounting treatment for a Change in Control transaction that (1) would otherwise qualify for such accounting treatment, and (2) is contingent upon qualifying for such accounting treatment. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

     14.10. ACCELERATION UPON CERTAIN EVENTS NOT CONSTITUTING A CHANGE IN CONTROL. In the event of the occurrence of any circumstance, transaction or event not constituting a Change in Control (as defined in Section 3.1) but which the Board of Directors deems to be, or to be reasonably likely to lead to, an effective change in control of the Corporation of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the 1934 Act, the Committee may in its sole discretion declare all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised (including, without limitation, Options granted pursuant to Article
13) to be fully exercisable, and/or all restrictions on all outstanding Awards to have lapsed, in each case, as of such date as the Committee may, in its sole discretion, declare, which may be on or before the consummation of such transaction or event. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

     14.11. ACCELERATION FOR ANY OTHER REASON. Regardless of whether an event has occurred as described in Section 14.9 or 14.10 above, the Committee may in its sole discretion at any time determine that all or a portion of a Participant's Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised (including, without limitation, Options granted pursuant to Article 13) shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this
Section 14.11.

     14.12.  EFFECT OF  ACCELERATION.  If an Award is accelerated  under Section
14.9 or 14.10, the Committee may, in its sole discretion, provide (1) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (2) that the Award will be settled in cash rather than Stock, (3) that the Award will be assumed by another party to the transaction giving rise to the acceleration or otherwise be equitably converted in connection with such transaction, or (4) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

     14.13. PERFORMANCE GOALS. The Committee may determine that any Award granted pursuant to this Plan to a Participant (including, but not limited to, Participants who are Covered Employees, but excluding Options granted pursuant to Article 13) shall be determined solely on the basis of (1) the achievement by the Corporation or a Parent or Subsidiary of a specified target return, or target growth in return, on equity or assets, (2) the Corporation's, Parent's or Subsidiary's stock price, (3) the achievement by an individual or a business unit of the Corporation, Parent or Subsidiary of a specified target, or target growth in, revenues, net income or earnings per share, (4) the achievement of objectively determinable goals with respect to service or product delivery, service or product quality, customer satisfaction, meeting budgets and/or retention of employees or (5) any combination of the goals set forth in (1) through (4) above. If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m) or the regulations thereunder) and the Committee may for any reason reduce (but not increase) any Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

     14.14. TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur (1) in a circumstance in which a Participant transfers from the Corporation to one of its Parents or Subsidiaries, transfers from a Parent or Subsidiary to the Corporation, or transfers from one Parent or Subsidiary to another Parent or Subsidiary, or (2) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant's employer from the Corporation or any Parent or Subsidiary. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Corporation, a Parent or Subsidiary for purposes of Section 424(f) of the Code, the Options held by such Participant shall be deemed to be Non-Qualified Stock Options.


                                   ARTICLE 15
                          CHANGES IN CAPITAL STRUCTURE

     15.1. GENERAL. In the event of a corporate transaction involving the Corporation (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (1) adjustment of the number and kind of shares which may be delivered under the Plan; (2) adjustment of the number and kind of shares subject to outstanding Awards; (3) adjustment of the exercise price of outstanding Awards; and (4) any other adjustments that the Committee determines to be equitable. In addition, the Committee may, in its sole discretion, provide (1) that Awards will be settled in cash rather than Stock, (2) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (3) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (4) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, or (5) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. Without limiting the foregoing, in the event a stock dividend or stock split is declared upon the Stock, the authorization limits under Section 5.1 and 5.4 shall be increased proportionately, and the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor.

                                   ARTICLE 16
                     AMENDMENT, MODIFICATION AND TERMINATION

     16.1. AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that the Board or Committee may condition any amendment or modification on the approval of stockholders of the Corporation if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

     16.2 AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however, that, subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled (at the spread value in the case of an Option or Stock Appreciation Right) on the date of such amendment or termination; and provided further that, except as otherwise provided in the anti-dilution provision of the Plan, the exercise price of any Option may not be reduced, directly or indirectly, without the prior approval of the stockholder of the Company. No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant.

                                   ARTICLE 17
                               GENERAL PROVISIONS

     17.1. NO RIGHTS TO AWARDS. No Participant or employee, officer, consultant or director shall have any claim to be granted any Award under the Plan, and neither the Corporation nor the Committee is obligated to treat Participants and employees, officers, consultants or directors uniformly.

     17.2. NO STOCKHOLDER RIGHTS. No Award gives the Participant any of the rights of a stockholder of the Corporation unless and until shares of Stock are in fact issued to such person in connection with such Award.

     17.3. WITHHOLDING. The Corporation or any Parent or Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award shares of Stock having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

     17.4. NO RIGHT TO EMPLOYMENT OR OTHER STATUS. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Corporation or any Parent or Subsidiary to terminate any Participant's employment or status as a consultant or director at any time, nor confer upon any Participant any right to continue as an employee, officer, consultant or director of the Corporation or any Parent or Subsidiary.

     l7.5. UNFUNDED STATUS OF AWARDS. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Corporation or any Parent or Subsidiary.

     17.6. INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Corporation from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Corporation an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify them or hold them harmless.

     17.7. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Corporation or any Parent or Subsidiary unless provided otherwise in such other plan.

     17.8. EXPENSES. The expenses of administering the Plan shall be borne by the Corporation and its Parents or Subsidiaries.

     17.9. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     17.10. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     17.11. FRACTIONAL SHARES. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

     17.12. GOVERNMENT AND OTHER REGULATIONS. The obligation of the Corporation to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Corporation shall be under no obligation to register under the 1933 Act, or any state securities act, any of the shares of Stock issued in connection with the Plan. The shares issued in connection with the Plan may in certain circumstances be exempt from registration under the 1933 Act, and the Corporation may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     17.13. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

     17.14 ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.

     The foregoing is hereby acknowledged as being the ePlus inc. Amended and Restated 1998 Long-Term Incentive Plan as adopted by the Board of Directors of the Corporation on July 28, 1998 and approved by the stockholders of the Corporation on September 16, 1998; and as amended and restated on ________, 2003 by the Board of Directors of the Corporation and approved by the stockholders of the Corporation on ________, 2003.


                               EPLUS INC.

                               By: __________________________

                               Its: _________________________










                                     -B21-

 [FORM OF PROXY CARD]


ePlus inc.                                                                 Proxy
                       Annual Meetings of Stockholders Of
                                   ePlus inc.
                               September 18, 2003

           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kleyton L. Parkhurst and Steven J. Mencarini, and each or either of them, proxies, with power of substitution, to vote all shares of the undersigned at the annual meeting of stockholders of ePlus inc., a Delaware corporation, to be held on September 18, 2003 at ______ at ______________________________________, or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, upon such other business as may properly come before the meeting.

1. To elect two Class I Directors, each to serve a term of three years and until their successors have been duly elected and qualified.

                   TO VOTE FOR BOTH THE NOMINEES LISTED BELOW

     [ ] FOR BOTH THE NOMINEES LISTED BELOW    [ ] WITHHOLD AUTHORITY

         C. Thomas Faulders, III                   Lawrence S. Herman

                     OR TO VOTE FOR EACH NOMINEE SEPARATELY

         C. Thomas Faulders, III  [ ] FOR      [ ] WITHHOLD  AUTHORITY
         Lawrence S. Herman       [ ] FOR      [ ] WITHHOLD AUTHORITY

2. To ratify the appointment of Deloitte & Touche LLP as ePlus' independent auditors for ePlus' fiscal year ending March 31, 2004.

                     [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

3. To approve and adopt an amendment to the ePlus inc. Certificate of Incorporation to decrease the number of shares of our authorized stock from 52 million shares (consisting of 50 million shares of common stock, par value $0.01 per share and 2 million preferred shares, par value $0.01 per share) to 27 million shares (consisting of 25 million shares of common stock, par value $0.01, and 2 million preferred shares, par value $0.01 per share).

                     [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

4. To approve an amendment to the ePlus inc. Amended and Restated 1998 Long-Term Incentive Plan, which sets the number of shares of common stock available for awards under the Plan at 3,000,000.

                     [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

     Dated:________________, 2003

     Signature:  ______________________________________________________________

     Signature if held jointly:  ______________________________________________

     NOTE: When shares are held by joint tenants, both should sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

     THE SHARES REPRESENTED BY ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. THE SHARES REPRESENTED BY A PROXY WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

     PLEASE MARK, SIGN, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.